Exhibit 10.11

Wafer Supply Agreement

Between

Jiangsu Zhongneng Polysilicon Technology Development

Co., Ltd

and

Jing Ao Solar Co., Ltd.

Contract Number: SSC000120

April 7, 2008

Wafer Supply Agreement

This Wafer Supply Agreement (this “Agreement”) is executed at Pu Dong District, Shanghai, China, as of the day of April 7, 2008.

Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. (in the name of itself and on behalf of its Affiliates incorporated or to be incorporated in the People’s Republic of China (the “PRC”) which are or will be confirmed in written by the Buyer), a company incorporated in the People’s Republic of China with its registered address at No. 66 Yangshan Road, Xuzhou Economic Development Zone, Jiangsu Province, the PRC (hereinafter referred to as the “Seller”).

and

Jing Ao Solar Co., Ltd. (in the name of itself and on behalf of its Affiliates listed in Exhibit D or Affiliates to be incorporated in the People’s Republic of China which are or will be confirmed in written by the Seller), a company incorporated in the People’s Republic of China with its registered address at JingLong Avenue Industrial Park, NingJin County, Hebei Province, the PRC (hereinafter referred to as the “Buyer”).

The Buyer /and its Affiliates and the Seller/ and its Affiliates are each hereinafter also referred to as the “Party” and, collectively, as the “Parties”.

PREAMBLES

WHEREAS, the Buyer is willing to buy quantities of wafers from the Seller;

WHEREAS, the Seller is willing to sell quantities of wafers to the Buyer;

WHEREAS, the Parties are willing to execute a long-term trade contract of wafers;

THEREFORE, in consideration of the foregoing and of the representations, covenants and agreements contained hereof, the Parties hereby agree as follows:

PART I DEFINITION

As used herein, unless otherwise agreed in the clauses of this Agreement, or defined by the context, the following terms shall have the following meanings:

1.1 This Agreement shall mean this Wafer Supply Agreement, including all Exhibits hereto, as it may be amended, modified or supplemented from time to time in accordance with its terms.

1.2 Term of this Agreement shall mean the period from the Effective Date of this Agreement to the expiry date of it, which is the availability period of this Agreement.

1.3 Business Day shall mean any day on which companies in the PRC are generally open for business, including a Saturday or Sunday which the PRC government temporarily declares to be a working day (“Working Rest Day”), but excluding a statutory holiday, or a Saturday or Sunday other than a Working Rest Day.

1.4 Effective Date shall mean the date the Parties duly sign this Agreement.

1.5 Contract Year shall mean each calendar year during the Term of this Agreement. The first Contract Year shall be from the Effective Date to December 31, 2008.

1.6 Affiliates shall mean any company which from time to time directly or indirectly controls, or is controlled by, or is under common control with any of the Parties. And “Control” shall mean direct or indirect ownership of (1) the registered capital which could control at least fifty percent (50%) of the voting power of the company; or (2) at least fifty percent (50%) of registered capital of the company.

1.7 Loss or Losses shall mean any and all damages, fines, fees, taxes, penalties, deficiencies, other losses and expenses(including lost profits or diminution in value), including any and all interest, reasonable expenses of investigation, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other expenses of any proceedings or of any claim, default or assessment (such fees and expenses to include all fees and expenses, specially including fees and expenses of attorneys, incurred in connection with (i) the investigation or defense of any third party claims, (ii) asserting or disputing any rights under this Agreement against any Party hereto or otherwise, or (iii) settling any action or proceeding or threatened action or proceeding).

1.8 Intellectual Property shall mean all the rights from any of the following items: invention, discovery, improvement, utility model, copyrightable work, industrial design or mask work, algorithm, data structure, trade secrets or know-how, confidential information, or any idea having commercial value. Intellectual Property shall also include any trademark, trade dress, trade name, domain name, or other marks that serve to identify and distinguish goods or services as coming from, or falling under the control of, a single source. Intellectual Property shall include all rights of whatsoever nature in computer software and data, all intangible rights or privileges of a nature similar to any of the foregoing in every case in any part of the world, and all rights in any applications and granted registrations for any of the foregoing rights.

1.9 China or PRC shall mean the People’s Republic of China. But in this Agreement, shall exclude Hong Kong, Macao, or Taiwan.

1.10 Renminbi or RMB shall mean the lawful currency of China from time to time.

1.11 Laws shall mean the laws, regulations, rules, and other legislative, executive or judicial notices, decisions or pronouncements binding on either Party, or in relation to the subject matter of this Agreement.

1.12 Products or the Products shall mean the wafers as defined in Products Specifications in Exhibit A of this Agreement. The Seller agrees to sell and deliver and the Buyer agrees to buy and acquire products pursuant to this Agreement.

1.13 Price shall have the meaning as stipulated in Clause 3.2.2 of this Agreement.

1.14 Payment of Products shall mean the total amount of the Price (net price) of the Products and the value-added-tax borne by the Buyer.

1.15 Advance Payment shall have the meaning as defined in Clause 3.5.1 of this Agreement.

PART II GENERAL PROVISIONS

2.1. The Exhibits attached hereto form an integral part of this Agreement and have the same effect to the other clauses of this Agreement.

2.2. Headings preceding the text, articles and clauses hereof are inserted solely for convenience and reference and shall not be construed to affect the meaning, construction or effect of this Agreement.

2.3. During the Terra of this Agreement, the Buyer shall purchase, accept and pay for the Products, subject to the terms herein.

2.4. During the Term of this Agreement, the Seller shall sell and deliver the Products, subject to the terms herein.

2.5. Term of this Agreement shall be eight (8) years, from the Effective Date to the expiry date of the eighth Contract Year, and unless sooner terminated or canceled in accordance with the terms of this Agreement, shall continue in full force until both Parties have completed their obligations as detailed herein.

2.6. Each Party and its Affiliates confirmed by the other Party to take part in this Agreement shall not retreat from this Agreement without the other Party’s prior written consent.

2.7. Each Affiliate of one Party taking part in this Agreement shall undertake jointly liabilities with the Party to the other party and its Affiliates during their performance of this Agreement.

2.8. Affiliates of each Party taking part in this Agreement shall execute Undertaking Letter as stipulated in Exhibit D.

PART III SUPPLY OF PRODUCTS

3.1 Products

The Products to be supplied under this Agreement shall meet the specifications as agreed by the Parties in Exhibit A to this Agreement. The specifications set forth in Exhibit A may be amended only in written by the Seller and the Buyer.

3.2 Price

3.2.1 The Price for such Products during the Term of this Agreement shall be fixed as set forth in Exhibit C. The Parties hereto agree that upon the execution of this Agreement, neither Party may require the adjustment of the said Price by the other Party in any occurrence.

3.2.2 The price in Exhibit C to this Agreement shall be quoted as net price and shall not include value-added tax, and subject to the adjustment of value-added tax while issuing an invoice.

3.3 Volume

3.3.1 Products volume that the Buyer is entitled to buy and the Seller is entitled to sell during the Term of this Agreement shall be the volume as set forth in Exhibit C, however, the Seller have the right to adjust the scheduled quantities of the products supplied in every calendar month (excluding the last month of the Term of this Agreement) within the range of ***. In no case shall the supplied quantity of the products be less than *** of that stipulated in Exhibit C and the deducted quantities of the products during the adjustment shall be made up by the Seller in the following ***. The parties hereto agree that, save those aforesaid adjustment, upon the execution of this Agreement, neither Party may request the adjustment of said quantities by the other Party for any reason except that the Parties make other written agreements.

3.4 Quality

3.4.1 The quality standards of the Products under this Agreement shall follow Products Specifications in Exhibit A to this Agreement. In case of any dispute arising concerning the Products’ quality, any party or the Parties may entrust National Renewable Energy Laboratory of USA (“NREL” or “Authentication Institute”) as authentication institute for an authentication report and the authentication report shall have binding effect on each Party in respect of the quality of the Products. The expenses and costs of such entrusting shall be paid by the entrusting party firstly, which shall be ultimately borne as follows:

i   If the deficiencies of the Products are proved according to the authentication report, the expenses and costs shall be ultimately borne by the Seller; and

ii   If the deficiencies of the Products are denied according to the authentication report, the expenses and costs shall be ultimately borne by the Buyer.

3.5 Payment

3.5.1 Advance Payment

The Buyer agrees to pay RMB*** as Advance Payment by installments as set forth in Exhibit B to this Agreement no later than ***. The first installment of RMB*** of such Advance Payment has been paid by the Buyer on ***. According to the Memoranda of Understanding of the Parties on March 19, 2008, the Buyer has paid *** million RMB to the Seller on ***, and the Parties agree to treat such amount as part of the aforementioned Advance Payment. The Advance Payment shall be averagely set-off in *** installments within following *** month with the Buyer’s payable amount from the date of *** to the expiration date of this

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Agreement, i.e. December 31, 2015. The Seller shall return the residual amount of the Advance Payment to the Buyer without interest payable in *** after the date when this Agreement has been unwound or terminated, excluding the events that this Agreement is unwound or terminated due to Buyer’s breach of this Agreement.

If the Buyer breaches this Agreement and shall pay the liquidated damages or loss compensation to the Seller according to this Agreement, the Seller is entitled to deduct relevant liquidated damages or loss compensation from the Advance Payment with prior written to the Buyer, and to request the Buyer to pay an amount of payment equals to the deduction to make up the Advance Payment.

3.5.2 Payment of Products: The Buyer shall make the payment of Products of next month to the Seller before the *** (inclusive) of the given month in accordance with Exhibit C, the Seller is entitled to refuse to deliver the Products where it has not fully received the payment of products from the Buyer. The Parties herein particularly agree that the Buyer shall make the payment of the Products scheduled to be delivered by the Seller in *** (“Product of First Month”) before *** the performance of which shall be regarded the performance the payment of the Products scheduled to be delivered by the Seller in *** The Seller shall start delivering Product of First Month from the *** after the Buyer fully paid respective payment and shall complete the delivery in ***.

3.5.3 After the Buyer makes the adequate Payment of Products to the Seller, the Seller shall issue relevant receipt of the Payment to the Buyer in ***.

3.5.4 The payment by the Buyer shall be made to following domestic account:

Bank of Opening the Account: ***

Account Number: ***

Name of the Account: Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

Any change by the Seller to information of the above account shall be notified to the Buyer in written with *** advance, and the changed bank account shall be a PRC domestic account. Any payment by the Buyer to the account nominated by the Seller shall be deemed as payment made to the Seller.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

3.6 Delivery

3.6.1 All deliveries shall be made in accordance with the delivery schedule specified in Exhibit C. After the Buyer makes the payment of next month to the Seller before the *** day of the given month in accordance with the Exhibit C, the Seller shall supply the scheduled Products from the *** day of the next month and the Products delivered in *** shall be in a manner of stable quantities. The Parties herein agree that the Products to be supplied in *** by the Seller can be substituted by raw polysilicon, and each kg of raw polysilicon shall amount to *** pieces of Products and the Seller shall bear no more than RMB *** for each substituted piece of products as processing fee. The Parties herein agrees that the *** tonne of raw polysilicon delivered by the Seller pursuant to the Memoranda of Understanding of the Parties on March 19, 2008 shall be deemed as the performance of the delivery of the scheduled Products in *** by the Seller.

3.6.2 Place of Delivery: Save as specified in additional written agreements between the Parties, Products shall be delivered in priority at places in Jiangsu or Hebei of the PRC appointed by the Seller. When the Seller decides to delivery at any place other than Jiangsu or Heibei, the place of delivery shall be in territory of the PRC and the products shall be picked up by the Buyer itself.

The property and all risk of Losses to such Products shall be transferred to the Buyer upon the delivery herein.

3.6.3 Packing, Transportation and Insurance: The Seller is liable for suitable packing of the Products pursuant to Exhibit E to this Agreement; otherwise Losses resulting from the deficiency of packing shall be borne by the Seller. The transportation and insurance of the Products shall be arranged at the Buyer’s own cost after the delivery of the Products by the Seller.

3.6.4 In the event of a delay in delivery due to the Buyer’s request or due to the Buyer’ refuse to pick up the Products without justifiable reasons, the Seller shall give the Buyer *** of grace period. After the expiration of the ***, the Seller is entitled to inform the Buyer in written and place such Products in escrow to notarial authorities or seal up the Products for storage in warehouse suitable for store of the Products at the Buyer’s Cost and risk. Once the Products are in escrow or sealed up and stored, the risk of the Products shall be transferred to the Buyer, and the Buyer shall bear the expense of escrow or the sealed storage. If the Buyer fails to pick up the Products within *** since the date the Buyer receives the prior notice from the Seller, except the occurrence of Force Majeure, it shall be deemed as irrevocable acceptance of the Products by the Buyer.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

3.6.5 Inspection: The Buyer shall process the inspection in *** after delivery of the Products and shall issue a written notice of Products’ deficiencies to the Seller within the aforesaid period if there is any deficiency discovered during the inspection. The Seller shall replace these Products in deficiencies with Products qualified in *** from the day it receives the written notice from the Buyer. Whereas the Buyer does not issue a written notice of Products’ deficiencies to the Seller within the aforesaid period, the Products delivered by the Seller shall be deemed as meet the standards specified in Exhibit A.

3.7 Warranties

3.7.1 The Seller herein warrants to the Seller for the Products as follows:

(a) The Seller shall legally own the Products at the delivery date of the Products and assures that there is no pledge, lien or other encumbrance of any nature whatsoever on the Products.

(b) The Products meet with PRC Laws in respect of Intellectual Property.

Except the warranties abovementioned, any implied or express warranty from the Seller of the Products or any warranty for the nature of business of the Products or fitness for a particular purpose is specifically excluded from this Agreement.

4. Force Majeure

4.1 Events of Force Majeure

Force Majeure shall mean an occurrence after the execution of this Agreement such as strike, earthquake, typhoon, flood or other natural disaster, fire, explosion, war or riots, which is unavoidable, unforeseeable and insurmountable. Neither Party shall be responsible or liable, or deemed in breach hereof, to the extent the performance of its obligations hereunder is delayed or prevented, due solely caused by the Force Majeure, or to causes beyond the reasonable control and without the fault or negligence of the Party. The Parties agree to continue to perform this Agreement after the Force Majeure ceases, and the Term of this Agreement shall be automatically extended to exclude the period of performance delay caused by the Force Majeure.

4.2 Notice and Response

The Party experiencing the Force Majeure shall promptly give written notification to the other Party. Such notification shall include a full and complete explanation of the Force Majeure and its cause, the status of the Force Majeure, and the actions such Party is taking

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

and proposes to take to overcome the Force Majeure. The Party experiencing the Force Majeure shall exercise due diligence in endeavoring to overcome any delay caused by Force Majeure and shall undertake reasonable measures to make up the time delayed by the Force Majeure without additional compensation from the other party.

5. Intellectual Property Rights

Any and all drawings, data, designs, tooling, equipment, procedures, engineering changes, inventions, trade secrets, copyrights, mask works, source code, object code, patents, patent applications, know-how, computer and/or product software and all parts thereof, trademarks and all other information, technical or otherwise which was developed, made or supplied by or for Seller in the development, production or manufacture of the Products, will be and remain the sole property of Seller (or its licensors, if any), and in any way nothing in this Agreement shall be construed as granting ownership or any other rights regarding the Products to the Buyer.

6. Confidentiality and Confidential Information

6.1 The Parties (including Affiliates of the Parties) acknowledge and agree that this Agreement and information exchanged between them related to this Agreement, including information of investigation, technology, product development, marketing plan or conditions, products, business strategies, and the like, constitutes “Confidential Information” of the Party disclosing the information (hereinafter referred to as “Disclosing Party”). The purpose of the exchange of the Confidential Information is to have the Parties to perform their obligations and responsibilities under this Agreement. During the Term of this Agreement, and for a period of *** years following its expiration or termination, except as required by applicable laws, regulation or rules of any securities exchange, the Party receiving any Confidential Information, and its employees, attorneys, financial advisors, officers, directors and shareholders who have received such Confidential Information (hereinafter referred to as “Receiving Party”) shall not, except with the prior written consent of the Disclosing Party, use, divulge, disclose or communicate, to any person, firm, corporation or entity, in any manner whatsoever, the terms of this Agreement or any Confidential Information of the Disclosing Party; provided, however, that each Party may use, divulge, disclose or communicate the terms of this Agreement or Confidential Information of the disclosing Party to its Affiliates if such Affiliates undertake to keep such information strictly confidential in accordance with this Agreement and each Affiliate have a need to know. Each Party further agrees to use the same degree of care to avoid publication or dissemination of the Confidential Information disclosed to such Party under this Agreement as it employs with respect to its own Confidential Information, but at all times shall use at least reasonable care to protect against disclosure. Confidential Information does not include information that:

(a)	was already known to the Receiving Party at the time such information is disclosed by the other Party;

(b)	was or became publicly known through no wrongful act of the Receiving Party;

(c)	was rightfully received from a third party without restriction;

(d)	was independently developed by the Receiving Parties;

(e)	was approved for release by written authorization of the Party disclosing such information under this Agreement; or

(f)	was required by legal or financial reporting purposes to be disclosed; provided, however, that the Party being required to disclose shall, if circumstances permit, provide notice to the other Party and shall allow the other Party a reasonable opportunity to oppose such disclosure, if appropriate.

6.2 Receiving Party shall treat such Confidential Information as confidential, prohibit recopying and use such Confidential Information only in connection with fulfilling its obligations under this Agreement. Receiving Party shall return all Confidential Information to Disclosing Party upon completion of such obligations for its use, or upon the request of Disclosing Party.

6.3 Receiving Party acknowledges and agrees that the illegally use or disclosure of the Confidential Information may cause irreparable injury to Disclosing Party for which its loss may not be adequate remedied by Laws, and that any actual or contemplated breach of this clause will entitle Disclosing Party to obtain immediate injunctive relief prohibiting such breach, in addition to any other rights and remedies available to it.

6.4 Each Party (including its Affiliates obtained Confidential Information in accordance with this Contract) agree not to release any information, announcement, report in related with this Contract or any transaction/clauses under this Contract to public without obtaining the prior consent of the counterparty. However, each Party or its Affiliates shall, upon the compulsory requirement of applicable laws to him, disclose the content of this Contract within the extent of such compulsory requirement. After the mutual consent of the Parties to the content of any press conference, each Party may host press conference regarding the execution and content of this Contract.

7. Ownership and Use of Drawings, Documents and Other Items

All drawings, blueprints, dies, patterns, tools, printing plates and any other items or documents prepared or constructed by the Seller to develop, produce or manufacture the Products hereunder shall be the sole property of the Seller, and promptly upon the expiration, termination or cancellation of this Agreement, shall be delivered to the Seller. The Buyer shall use all drawings, blueprints, dies, patterns, tools, printing plates and any other items or documents prepared or constructed by Seller solely for the purposes of this Agreement and shall not use any of such items for the benefit of any third party.

8. Breach of the Agreement, Expiration and Termination

8.1 Liabilities of the Buyer for Breaching the Obligations of Purchase or Payment.

8.1.1 If the Buyer’s purchase falls short of the contracted volume, the Seller may freely resell the remaining Products of the month in domestic and international market, and the price difference between the lower resale price and the higher contracted sale price as well as relevant expenses of such resale shall be paid by the Buyer to the Seller.

8.1.2 If the Buyer delays to make the Advance Payment and/or Payment of Products, the Buyer shall be liable to pay ***, and if the delayed period exceeds ***, the Seller shall issue notice to ask Buyer to rectify default within *** after the issuance of the notice; if the Buyer fails to rectify the default within the aforesaid period, except the occurrence of Force Majeure, the Buyer shall be deemed to commit material breach of this Agreement and the Seller shall be entitled to terminate the Agreement unilaterally by written notice. This Agreement shall be terminated at the date when the notice arrives the Buyer. In this circumstance, the residual Advance Payment shall be kept by the Seller as default penalty. If Seller rectifies its default within the aforesaid notice period, the Seller shall not terminate this Agreement. The Seller shall also choose to be remedied by applying the remedies stipulated in Clause 8.1.1 of this Agreement during the period the Payment by the Buyer delayed.

8.2 Liabilities of the Buyer for Breaching the Obligations of Delivery

8.2.1 If the Seller fails to replace the defective Products with qualified Products in *** as stipulated in Clause 3.6.5 of this Agreement, or the Seller fails to provide enough Products to satisfy the volume demanded by the Buyer whatsoever produced by itself

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

or purchased from a third party in accordance with this Agreement, the Buyer shall freely purchase substitutes from domestic and international market, and the Seller shall bear the price difference between the higher purchase price and lower contracted purchase price, and relevant expenses of the substitutes.

8.2.2 If the Seller commits material breach, the Buyer shall be entitled to terminate this Agreement unilaterally by written notice (This Agreement shall be terminated at the date when the notice arrives the Seller), in that occurrence, the residual Advance Payment shall be fully returned to the Buyer without interest, and an amount of *** shall be paid to the Buyer as default penalty.

(a) If the Seller fails to make delivery in accordance with the schedule in Exhibit C, which means the Seller fails or delays to supply Products, the Buyer shall, during the period of Seller’ default, be entitled to get the remedies stipulated in Clause 8.2.1 of this Agreement, as well as to claim*** as default penalty. And if the default period exceeds ***, the Buyer shall issue notice to ask the Seller to rectify default in ***; if the Seller fails to rectify its default within *** after the issuance of the notice, except the occurrence of Force Majeure, the Seller shall be deemed to commit material breach

(b) If the Seller fails to replace the defective Products with qualified Products in *** as stipulated in Clause 3.6.5 of this Agreement, the Buyer shall get remedies as stipulated in Clause 8.2.1 or shall issue notice to ask the Seller to rectify default in ***; if the Seller fails to rectify within *** after the issuance of the notice, except the occurrence of Force Majeure, the Seller shall be deemed to commit material breach

If the Seller rectifies its default during the aforesaid notice period, the Buyer shall not terminate this Agreement.

8.3 Expiration and Termination

8.3.1 This Agreement shall be terminated in the following circumstances:

(a)	The expiry of this Agreement; or

(b)	The Parties terminate this Agreement by written agreement.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

8.3.2 A Party shall inform the other Party in written to terminate this Agreement unilaterally in the following circumstances:

(a) If the Buyer or the Seller commits material breach, according to Clause 8.1 or Clause 8.2 of this Agreement, the Party in observant shall be entitled to send a written notice to the Party in default to terminate this Agreement unilaterally; or

(b) If a Party is declared to be bankrupt, or becomes the objective of insolvency, liquidation or dissolution, or stops operation, or fails to pay due debt, the other Party shall be entitled to terminate this Agreement by a written notice.

9. Notice

All notices or documents required hereunder shall be given in written and addressed or delivered to the representatives specified herein below. Notices shall be deemed received by all members of the receiver (a) upon delivery, when personally delivered; (b) upon receipt, when sent via registered or certified mail; and (c) the next business day, when sent via overnight courier.

Copies of all general correspondence regarding this Agreement shall also be sent to these representatives:

Representative of the Seller:

Company Name: Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

Address: No. 66 Yangshan Road, Xuzhou Economic Development Zone, Jiangsu Province

Attention: Mr. Zhu Guomin     General Manager

Telephone: (86-516)  85868888

Facsimile: (86-516) 83152868

E-mail: zhuguomin@gcl-power.com

Representative of the Buyer:

Company Name: Jing Ao Solar Co., Ltd.

Address: No. 36, Jiangchang 3rd Rd, Shanghai.

Attention: ***

Telephone: ***

Facsimile: ***

E-mail: ***

The Buyer or the Seller may change its representative designated to receive notice hereunder by written notice to the other Party. All correspondence and transmittals between the Parties shall be executed pursuant to coordination procedures that shall be developed by the Parties.

10. Language

This Agreement shall be made in Chinese and English with equal standing. In case disputes arise, the Chinese version shall prevail.

11. Governing Law

This Agreement shall be governed by and construed in accordance with the Laws of PRC, excluding the non-PRC laws and rules regarding collision of choice of law.

12. Dispute Resolution

Any dispute, controversy or claim including the dispute about breach, expiration, termination or invalidity of this Agreement (hereinafter referred to as “Dispute”) arising out of or in connection with this Agreement, shall be solved by negotiation of the Parties. In case the Parties fail to reach an agreement, each Party shall be entitled to submit the Dispute to competent court located in the subscription location as specified on the first page of this Agreement texts.

13. No Waiver

The failure of either Party to demand strict performance of the terms hereof or to exercise any right conferred hereby shall not be construed as a waiver or relinquishment of its rights to assert or rely on any such term or right in the future.

14. Severability

The invalidation of any clause of this Agreement shall not affect the validity of any other clause.

15. Assignment

Neither the Seller nor the Buyer shall assign any of their obligations hereunder without the other Party’s prior written consent.

16. Survival

All clauses of default remedies, confidentiality rights and obligations provided herein shall survive the expiration or termination of this Agreement,

17. Amendments

No amendment, modification, supplement or waiver of any term of this Agreement hereof shall be effective unless set forth in the manner of written signed by both the Buyer and the Seller.

18. Entire Agreement

This Agreement, which includes this cover contract and the Exhibits hereto, constitutes the entire agreement of the Parties with respect to the subject matter herein and supersedes any prior agreement or understanding between the Parties.

19. Effectiveness

This Agreement shall become effective as of the date the representative of the Parties duly execute it.

------------

The underside of this page intentionally remains blank, and the signature page is attached.

Signature Page

Seller: Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

(seal)

Authorized representative (signature):

Buyer: Jing Ao Solar Co., Ltd.

(seal)

Authorized representative (signature):

EXHIBIT A

THE PRODUCTS SPECIFICATIONS AND QUALITY STANDARDS

Crystal Type	***

Dimension	***

Thickness	***

Diameter	***

Edge angle	***

Edge width	***

TTV (µm)	***

Bow/Warping	***

Conductivity Type	***

Orientation	***

Oxygen concentration	***

Carbon concentration	***

Resistivity	***

Minority carrier Life Time	***

Crack and pinhole	***

Saw mark	***

Square angle	***

Edge defect	***

Wafer surface	***

Contamination	***

1

The Parties agree to conduct a review to the thickness of Products in this Exhibit each *** after effectiveness of this Contract and consolidate the thickness of Products in consideration of the enhance of the market technical factor. If failed to reach an agreed thickness, the Parties shall go on performing in accordance with this Exhibit.

2

EXHIBIT B

SCHEDULE OF THE ADVANCE PAYMENT

Due Date of Advance Payment	Amount of Payment (RMB) Unit: Yuan (CNY)
***	***

Note: each payment shall be paid before the due date (inclusive)

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

3

EXHIBIT C

PRICE, VOLUME AND DELIVERY SCHEDULE OF PRODUCTS

***

4

EXHIBIT D

AFFILIATES LIST OF THE PARTIES AND FORMAT OF UNDERTAKING LETTER

AFFILIATES LIST

Affiliates of the Buyer:

1.

Jing Ao (Yangzhou) Solar Technology Co., Ltd.

Legal Address: Development Mansion sub-building, No. 108 Weiyang Rd., Yangzhou City.

Legal Representative: Jin Baofang

2.

Shanghai Jing Ao Solar Lightening Technology Co., Ltd.

Legal Address: Room 401, No. 303, Jiangchang 3rd Rd, Shanghai.

Legal Representative: Jin Baofang.

5

Undertaking Letter

We, [name of the Affiliates], acknowledge the Wafer Supply Agreement signed by Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. and Jing Ao Solar Co., Ltd. on [    ], 2008 (hereinafter refers to “this Agreement”). As a qualified Affiliate of the [Buyer/Seller] pursuant to this Agreement, we herein apply to be a party on the side of the [ Buyer /Seller] of this Agreement.

We herein irrevocable undertake that if we are allowed to be a party of this Agreement on the side of the [ Buyer/Seller] (hereinafter refers to “We”, “Us” or “Our”)), we shall be bond on the following:

We acknowledge all the provisions of this Agreement and its Exhibits and agree to be bound by all of them.

We, together with Our Affiliates jointly as a party of this Agreement, are jointly and severally liable for the obligation and liabilities as stipulated under this Agreement. In addition, we confirm that the performance of the obligations by the other party or any of its Affiliates under this Agreement shall be deemed as the performance of the other Party to us.

If we are not a qualified Affiliate pursuant to this Agreement, We shall not enjoy the rights stipulated under this Agreement, while we shall be jointly and severally liable for the obligation and liabilities as stipulated under this Agreement.

Undertaker: [        ]

(Chop)

Legal representative or authorized representative (signature):

Date: [        ]

Exhibit E

PACKAGE STANDARDS OF THE PRODUCTS

Products shall be packaged in boxes, as 300 pieces in each small box which is packaged within a bigger box. The outside of packages shall be hard papercart, and the inner side shall be filled with foam. The package shall be fit for water-prevention and broken-prevention, in order to prevent products from damage during transportation.

Exhibit C

Price, Volume, Delivery

Monthly Delivery Volume and Price of 2008

Month	Unit	April	May	June	July	August	September	October	November	December	Total
Volume to be Supplied	Pieces	***	***	***	***	***	***	***	***	***	***
Unit Price	CNY	***	***	***	***	***	***	***	***	***
Total Price	CNY	***	***	***	***	***	***	***	***	***	***
Applicable VAT		17%	17%	17%	17%	17%	17%	17%	17%	17%
Payment Due		***	***	***	***	***	***	***	***	***
Monthly Payment	CNY	***	***	***	***	***	***	***	***	***	***

Monthly Delivery Volume and Price of 2009

Month	Unit	Jan	Feb	Mar	April	May	Jun	July	Aug	Sep	Oct	Nov	Dec	Total
Volume to be Supplied	Piece	***	***	***	***	***	***	***	***	***	***	***	***	***
Unit Price	CNY	***	***	***	***	***	***	***	***	***	***	***	***
Total Price	CNY	***	***	***	***	***	***	***	***	***	***	***	***	***
Payment Due		***	***	***	***	***	***	***	***	***	***	***	***

Monthly Delivery Volume and Price of 2010

Month	Unit	Jan	Feb	Mar	April	May	Jun	July	Aug	Sep	Oct	Nov	Dec	Total
Volume to be Supplied	Piece	***	***	***	***	***	***	***	***	***	***	***	***	***
Unit Price	CNY	***	***	***	***	***	***	***	***	***	***	***	***
Total Price	CNY	***	***	***	***	***	***	***	***	***	***	***	***	***
Payment Due		***	***	***	***	***	***	***	***	***	***	***	***

Monthly Delivery Volume and Price of 2011

Month	Unit	Jan	Feb	Mar	April	May	Jun	July	Aug	Sep	Oct	Nov	Dec	Total
Volume to be Supplied	Piece	***	***	***	***	***	***	***	***	***	***	***	***	***
Unit Price	CNY	***	***	***	***	***	***	***	***	***	***	***	***
Total Price	CNY	***	***	***	***	***	***	***	***	***	***	***	***	***
Payment Due		***	***	***	***	***	***	***	***	***	***	***	***

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit C

Monthly Supply Volume of year 2012-2015

Monthly Supply Volume of year 2012-2015 shall be 1/12 of the annual volume

Long-term Supply Volume and Price

Year	Unit	2008	2009	2010	2011	2012	2013	2014	2015	Total
Volume	Pieces	***	***	***	***	***	***	***	***	2,502,083,334
Unit Price	CNY	***	***	***	***	***	***	***	***
Total Price	RMB	***	***	***	***	***	***	***	***	44,229,715,204

Note:

1.	Curency Unit in this Exhibit shall be CNY.

2.	Prices in this Exhibit (including Unit Price and Total Price) are clean from VAT, and the amount of a receipt shall be subject to VAT.

3.	Payment includes price of Products and VAT which shall be borne by Buyer.

4.	Payment of each month shall be fully paid before the Payment Due (inclusive).

5.	Payment of each month shall be calculated subject to then applicable VAT rate. Amounts shown in Payment volume of 2008 are results calculated upon the assumption of VAT rate being 17%, and the actual payment shall be calculated in accordance of the then applicable VAT rates in the event of the VAT rate adjustment.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Supplementary Contract I to the Wafer Supply Agreement

Buyer: Jing Ao Solar Co., Ltd.	Seller: Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

Address: (Correspondence Address): Jinglong Industrial Park, Jinglong Blvd, Ningjin County, Hebei Province, China Legal Representative: Jin Baofang	Address (Correspondence Address): No. 66 Yangshan Road, Xuzhou Economic Development Zone Legal Representative: Zhu Guomin

The Buyer and the Seller entered into a Wafer Supply Agreement on April 7th, 2008 (Agreement Serial No. SSC000120, hereinafter referred to as the “Long-term Agreement”). Both parties hereby propose to enter into this Supplementary Contract I of the Wafer Supply Agreement (hereinafter referred to as “Supplementary Contract I”) according to Clause 1.1 and Clause 17 of the Long-term Agreement to amend the product supply volume during the contract term. On the basis of equality and mutual benefit, and upon friendly negotiation, the parties enter into the following supplementary agreements:

1. Cancel the wafer supply for the years 2008 and 2009 as stipulated in Exhibit B of the Long-term Agreement, the parties will not purchase or sell wafers according to the volume, price and delivery schedule set forth in Exhibit B of the Long-term Agreement. For the Products already delivered by the Seller to the Buyer according to the volume and the delivery schedule of the year 2008 as stipulated in Exhibit B of the Long-term Agreement before the effectiveness of this Supplementary Contract I, the Buyer shall pay the purchase price of such Products according to the Long-term Agreement.

2. In addition to the wafer supply for the years from 2010 to 2015 stipulated in Exhibit B of the Long-term Agreement (hereinafter referred to as the “Original Wafer Supply”), the Seller will provide additional 125x125mm solar-grade monosilicon wafers of for the years from 2010 to 2014 (hereinafter referred to as the “Additional Wafer Supply”) and the parties shall agree on the price of such supply. According to the foregoing amendment, the parties shall deliver the Original Wafer Supply according to the volume, price and delivery schedule stipulated in Exhibit B of the Long-term Agreement, and the parties shall deliver the Additional Wafer Supply according to the volume, price and delivery schedule stipulated in Exhibit B-1 of the Supplementary Contract I. According to the foregoing agreement between the parties, product delivery shall commence in January 2010.

3. The Advance Payment stipulated in the Long-term Agreement is in connection the Original Wafer Supply. The Buyer has paid the Seller an amount of RMB*** and the Buyer shall make timely payment of the remaining RMB*** according to Exhibit B of the Long-term Agreement. To purchase the Additional Wafer Supply, the Buyer shall pay the Seller an additional Advance Payment of RMB*** the total amount and the payment schedule of which are set forth in Exhibit B-2 of the Supplementary Contract I. *** of the Advance Payment made in connection with the Additional Wafer Supply may be used to deduct the monthly purchase price in each month from *** to December 31st, 2014. Except as otherwise stipulated in the Supplementary Contract I, matters concerning the Advance Payment shall be carried out according to the relevant arrangements under the Long-term Agreement.

4. The specifications of the Additional Wafer Supply are set forth in Exhibit A-1 of the Supplementary Contract I. The specifications of the Original Wafer Supply shall follow Exhibit A to the Long-term Agreement.

5. The Supplementary Contract I shall be deemed as a supplementary contract to the Long-term Agreement and shall only amend the Long-term Agreement to the extent expressly provided herein. Both parties hereby agree that other provisions of the Long-term Agreement shall continue in full force and effect and shall be performed by and applied to the parties accordingly. Matters relating to the Additional Wafer Supply not provided herein shall be carried out in accordance with the relevant stipulations under the Long-term Agreement.

6. Without prior written consent by the other party, each party shall regard information concerning the Supplementary Contract I as confidential, and shall not disclose, directly or indirectly, any information about the other party except where such disclosure is required by law or when the disclosing party is legally entitled to make such disclosure.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

7. Interpretation and performance of the Supplementary Contract I shall be governed by the laws of the People’s Republic of China currently in effect.

8. Matters not addressed herein shall be governed by supplemental written agreements among the parties, which supplemental written agreements shall have the equal force and effect as this Supplementary Contract I.

9. The Supplementary Contract I shall become effective upon the signing by the legal representatives or authorized representatives of the parties and the application of public seals of the parties.

10. The Supplementary Contract I is executed in eight counterparts, with both parties holding four, and each counterpart shall have equal legal force and effect.

(signature page follows; no substantive content below)

Buyer: Jing Ao Solar Co., Ltd.	Seller: Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

Legal Representative or its authorized person:	Legal Representative or its authorized person:

Execution date: August 17, 2008	Execution date: August 17, 2008

Exhibit A-1

Specifications of the Additional Wafer Supply for year 2010 to 2014

Crystal type	***
Dimension	***
Thickness	***
Diameter	***
Edge angle	***
Edge width	***
TTV (µm)	***
Bow/Warping	***
Conductive Type	***
Orientation	***
Oxygen concentration	***
Carbon concentration	***
Resistivity	***
Minority carrier life-span	***
Crack and pinhole	***
Saw angle	***
Square angle	***
Edge defect	***
Wafer surface	***
Contamination	***

The parties hereby agree to negotiate the matters relating to decreasing the thickness of the wafers *** after the commencement of supplying the Additional Wafer Supply. The parties will negotiate the thickness of the products according to the then available technology in the market. In the event that no agreement is reached regarding the thickness of the product through negotiation, the parties shall continue to perform the contract according to this Exhibit.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit B-1 Annual supply volume and price of the Additional Wafer Supply for year 2010 to 2014

Additional mono-silicon wafers (125*125 mm) for the years from 2010-2014 Volume and Price

Year		2010	2011	2012	2013	2014	Total
Monosilicon wafer (125x125mm) supply volume	piece	***	***	***	***	***	1,134,000,000
Monosilicon wafer (125x125mm) unit price (after tax)	RMB/piece	***	***	***	***	***
Monosilicon wafer (125x125mm) total price (after tax)	RMB	***	***	***	***	***	23,089,500,000
Total contract price							23,089,500,000

Note:

(1)	the parties shall negotiate and determine the monthly supply volume of the following year every December based on the production capacity and production schedule of the Seller and the purchasing ability of the Buyer. In the event that determination can not be reached in December, the monthly supply volume of the following year shall be the same as the *** supply volume of the ***. The after tax unit price of the year multiplied by the supply volume of a month shall be the purchase price of that month.
(2)	the Buyer shall pay the total amount of the purchase price of the following month prior to the *** of each month, the purchase price for the month of January 2010 shall be paid before ***
(3)	the after tax price has included a tax of 17%, if the tax rate has been adjusted by the government, the tax shall be calculated based on such rates determined by the government.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Exhibit B-2 Advance payment schedule in connection with the Additional Wafer Supply

Total amount of advance	RMB	***

Due day of each advance installment		***	***	***	***	Total

Amount of each advance installment	RMB	***	***	***	***	***

Note: the Buyer shall pay each installment of the Advance Payment rior to the due day of such installment. The Buyer will be liable for breaches according to the Long-term Agreement if it fails to make timely payment of the advance.

*** CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.